                               SEPTEMBER 15, 2000
                    REVISED DART 2000-1 DISTRIBUTION SUMMARY


           COLLECTION ACCOUNT
                                                                    09/15/00           12/15/00           2/15/01         REVISED
WIRE/DEPOSIT TO:                  IN CONSIDERATION OF:          IN THE AMOUNT OF:  IN THE AMOUNT OF:  IN THE AMOUNT OF:  CERTIFICATE
----------------                  --------------------          -----------------  -----------------  -----------------  -----------

1.  Premier Auto Finance, Inc.    Reimburse Previous Advances          $0.00           $0.00              $0.00               $0.00
                                  Excess Coverage                      $0.00           $0.00              $0.00               $0.00

2.  Bank of New York              Indenture Trustee Fee            $8,000.00           $0.00              $0.00           $8,000.00

3.  Chase                         Owner Trustee Fee                  $350.00           $0.00              $0.00             $350.00

4.  Premier Auto Finance, Inc.    Servicing Fees                 $627,162.86           $0.00            $250.97(2)      $627,413.83
                                  Late Fees                      $100,887.47           $0.00         $89,775.73(3)      $190,663.20
                                                              --------------    ------------       ------------       -------------

                                  Total Servicing Fees           $728,050.33           $0.00         $90,026.70         $818,077.03

5.  Note Distribution Account     Note Interest                $3,150,212.58           $0.00       ($107,883.15)(4)   $3,042,329.43

6.  Certificate Distribution      Certificate Interest            $63,850.38           $0.00         ($2,902.29)(5)       $60,948.09
    Account

7.  Note Distribution Account     Principal Payable           $49,805,862.62       $4,678.30(1)           $0.00       $49,810,541.92

8.  Certificate Distribution      Principal Payable                    $0.00           $0.00              $0.00                $0.00
    Account

9.  Reserve Fund                  Funding                     $10,653,293.16           $0.00        $106,326.40(6)    $10,759,619.56
                                  Additional Funding
                                                              --------------    ------------       ------------       -------------
                              TOTAL AMOUNT WIRED/DEPOSITED:   $64,409,619.07       $4,678.30          $85,567.66      $64,499,865.03
                                                              ==============    ============   =================      ==============

            RESERVE ACCOUNT

                                                                  09/15/00        12/15/00          2/15/01
                                                                   IN THE          IN THE            IN THE               REVISED
 WIRE/DEPOSIT TO:                  IN CONSIDERATION OF:          AMOUNT OF:       AMOUNT OF:       AMOUNT OF:           CERTIFICATE
 ---------------                   -------------------         -------------    ------------  -----------------       -------------

1.  Collection Account            Collection Shortfall                 $0.00           $0.00              $0.00               $0.00
                                                               -------------    ------------  -----------------       -------------

                              TOTAL AMOUNT WIRED/DEPOSITED:            $0.00           $0.00              $0.00               $0.00
                                                               =============    ============  =================       =============

/s/ Randall S. Royer                                                                       N O T E S
--------------------                                           --------------------------------------------------------------------
VP - Assistant Treasurer                                       1)  An additional principal payment of principal was sent to DTC on
                                                                   December 15, 2000.
                                                               2)  Servicing Fee was calculated based on an incorrect beginning balance.
                                                               3)  July Late Payment Fees were never remitted back to the Servicer.
                                                               4)  Noteholders of the A2, A3, A4 and B classes should only have been paid 21 days of interest.
                                                                   Servicer is in the process of recovering this overpayment
                                                                   from DTC.
                                                               5)  Certificate holders should only have been paid 21 days of interest.
                                                                   Servicer is in the process of recovering this overpayment from
/s/ Gil Van Over                                                   DTC.
-----------------------------------------                      6)  Correction to the Reserve Fund after all adjustments.
VP - Chief Operating Officer

              (REVISED) DEALER AUTO RECEIVABLES OWNER TRUST 2000-1

190,000,000.00        6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
274,000,000.00        7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
168,000,000.00        7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
 83,251,000.00        7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
 24,470,000.00        7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
 13,175,591.56        7.93% Dealer Auto Receivables Asset- Backed Certificates


                                 MONTHLY REPORT
                  FOR THE SEPTEMBER 15, 2000 DISTRIBUTION DATE


A    CALCULATION OF AVAILABLE AMOUNTS

      1 Available Principal (as defined in Article I of the Sale and Servicing Agreement)                  $49,805,862.62
                                                                                                           --------------
      2 Available Interest (as defined in Article I of the Sale and Servicing Agreement)                   $14,503,339.22
                                                                                                           --------------
      3 Available Amounts (l. plus 2.)                                                                     $64,309,201.84
                                                                                                           --------------

B    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT                                                         $49,810,540.92
                                                                                                           --------------
     (as defined in Article I of the Sale and Servicing Agreement)

C    CALCULATION OF NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT                                            $49,810,540.92
                                                                                                           --------------
      1 Note Percentage for such Distribution Date

        (a) for each Distribution Date to but excluding the Distribution Date on which the
            principal amount of the Class B Notes is reduced to zero                                               100.00%
                                                                                                           ---------------
        (b) after the principal amount of the Class B Notes have been reduced to zero                                0.00%
                                                                                                           ---------------
      2 Principal Distributable Amount (from B)                                                             $49,810,540.92
                                                                                                           ---------------

      3 Note Monthly Principal Distributable Amount for

        (a) Class A-1 Notes                                                                                 $49,810,540.92
                                                                                                            --------------
        (b) Class A-2 Notes                                                                                          $0.00
                                                                                                            --------------
        (c) Class A-3 Notes                                                                                          $0.00
                                                                                                            --------------
        (d) Class A-4 Notes                                                                                          $0.00
                                                                                                            --------------
        (e) Class B Notes                                                                                            $0.00
                                                                                                            --------------
        (f) Note Principal Carryover Shortfall                                                                       $0.00
                                                                                                            --------------

D    CALCULATION OF NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT

      1 Class A-1 Interest Rate                                                                                       6.69%
                                                                                                            ---------------
      2 Class A-2 Interest Rate                                                                                       7.01%
                                                                                                            ---------------
      3 Class A-3 Interest Rate                                                                                       7.07%
                                                                                                            ---------------

                                  Page 4 of 11

      4 Class A-4 Interest Rate                                                                                       7.12%
                                                                                                            ---------------
      5 Class B Interest Rate                                                                                         7.46%
                                                                                                            ---------------
      6 Class A-1 Note Interest Distributable Amount                                                            $776,783.33
                                                                                                            ---------------
      7 Class A-2 Note Interest Distributable Amount                                                          $1,120,431.67
                                                                                                            ---------------
      8 Class A-3 Note Interest Distributable Amount                                                          $  692,860.00
                                                                                                            ---------------
      9 Class A-4 Note Interest Distributable Amount                                                            $345,769.15
                                                                                                            ---------------
     10 Class B Note Interest Distributable Amount                                                              $106,485.28
                                                                                                            ---------------
     11 Aggregate Interest Carryover Shortfall for each Class for such Distribution Date                              $0.00
                                                                                                            ---------------
     12 Note Monthly Interest Distributable Amount (the sum of items D.6, D.7, D.8, D.9, D.10 and D.11)       $3,042,329.43
                                                                                                            ---------------
E    CALCULATION OF NOTE DISTRIBUTABLE AMOUNT (SUM OF C.3(f) PLUS D.12.)                                     $52,852,870.35
                                                                                                            ---------------
F    CALCULATION OF CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT
      1 Certificate Balance                                                                                  $13,175,591.56
                                                                                                            ---------------
      2 Principal Distributable Amount                                                                                $0.00
                                                                                                            ---------------
      3 Certificate Percentage for each respective Distribution Date

      3 (a) for each Distribution Date to but excluding the Distribution Date on which the Principal
            Amount of the Class B Notes is reduced to zero                                                             0.00%
                                                                                                            ----------------
      3 (b) on the Distribution Date on which the Principal Amount of the Class B Notes is reduced to zero
                                                                                                            ----------------
      3 (c) thereafter                                                                                               100.00%
                                                                                                            ---------------

      4 (a) Principal Distributable Amount multiplied by the Certificate Percentage for such Distribution             $0.00
            Date
                                                                                                            ---------------
      4 (b) Certificate Principal Carryover Shortfall for such                                                        $0.00
            Distribution Date
                                                                                                            ---------------
      5 Certificate Principal Distributable Amount (the sum of  4.(a) and 4.(b))                                      $0.00
                                                                                                            ---------------

G    CALCULATION OF CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT

      1 Certificate Pass-Through Rate                                                                                  7.93%
                                                                                                            ---------------
      2 (a) Certificate Monthly Interest Distributable Amount                                                    $60,948.09
                                                                                                            ---------------
      2 (b) Certificate Interest Carryover Shortfall for such  Distribution Date                                      $0.00
                                                                                                            ---------------
      3 Certificate Interest Distributable Amount (sum of 2.(a) and 2.(b))                                       $60,948.09
                                                                                                            ---------------
H    CALCULATION OF CERTIFICATE DISTRIBUTABLE AMOUNT (SUM OF F.5 AND G.3)                                        $60,948.09
                                                                                                            ---------------


                                  Page 5 of 11

I    FEES

      1 The Monthly Servicing Fee for such Distribution Date                                                    $627,413.83
                                                                                                            ---------------
        (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as of the
        beginning of the preceding Distribution Date)

      2 Late Payment Penalty Fees for such Distribution Date                                                    $190,663.20
                                                                                                            ---------------
      3 Extension Fees for such Distribution Date                                                                     $0.00
                                                                                                            ---------------
      4 Indenture Trustee Fee for such Distribution Date                                                          $8,000.00
                                                                                                            ---------------
      5 Owner Trustee Fee for such Distribution Date                                                                $350.00
                                                                                                            ---------------
J    CALCULATION OF THE AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE

      1 The amount of funds deposited into the Collection Account pursuant to Section 5.05(b) of
        the Sale and Servicing Agreement with respect  to the related Due Period                             $64,499,865.04

        a   All amounts received by the Indenture Trustee or the Servicer with respect to principal and interest on the Contracts, as well as Late Payment Penalty Fees and Extensions Fees
            for related Due Period                                                                           $64,096,669.57
                                                                                                            ---------------
        b   All Net Liquidation Proceeds                                                                            $173.26
                                                                                                            ---------------
        c   The aggregate of the Repurchase Prices for Contracts required to be repurchased by the
            Depositor as described in Section 7.05 of the Sale and Servicing Agreement
            Agreement                                                                                                 $0.00
                                                                                                            ---------------
        d   All Advances made by Servicer pursuant to Section 7.02 of the Sale and Servicing Agreement          $334,987.59
                                                                                                            ---------------
        e   All amounts paid by the Seller in connection with an optional repurchase of the Contracts
            described in Section 7.07 of the Sale and Servicing Agreement                                             $0.00
                                                                                                            ---------------
        f   All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05(b) of the Sale and
            Servicing Agreement                                                                                  $68,034.62
                                                                                                            ---------------
        g   Total amount of funds deposited into the Collection Account pursuant to Section 5.05(b)          $64,499,865.04
            (the sum of a. through g.)                                                                      ---------------

      2 The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) Through (iv) of Section 7.03(a) of the Sale and Servicing Agreement with respect to
        related Due Period                                                                                      $826,427.03
                                                                                                            ---------------
        a   Amounts to be paid to the Servicer as the Reimbursement Amount in accordance with
            Section 7.02 of the Sale and Servicing Agreements                                                         $0.00
                                                                                                            ---------------
        b   Amounts to be paid to the Servicer in respect to the Servicing Fee for the related Due Period       $818,077.03
                                                                                                            ---------------
        c   Amounts to be paid to the Indenture Trustee in respect of the Indenture Trustee Fee for
            the related Due Period                                                                                $8,000.00
                                                                                                            ---------------
        d   Amounts to be paid to the Owner Trustee in respect of Owner Trustee Fee for related Due Period          $350.00
                                                                                                            ---------------
        e   Total amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses
            (i) through (iv) Section 7.03(a) of the Sale and Servicing Agreement with respect to the
            related Due Period (sum of a. through d.)                                                           $826,427.03
                                                                                                            ---------------


                                  Page 6 of 11


      3 The Available Amounts (not including amounts from Reserve Fund Account) for such
        Distribution Date available to pay Note Distributable Amounts  and Certificate
        Distributable Amounts                                                                                $63,673,438.01
                                                                                                            ---------------
        (1(g) minus 2(e))

K    THE SHORTFALL OF AVAILABLE AMOUNTS FOR SUCH DISTRIBUTION DATE TO PAY EITHER THE NOTE
     DISTRIBUTABLE AMOUNT OR THE CERTIFICATE DISTRIBUTABLE AMOUNT                                                     $0.00
                                                                                                            ---------------
     (the Available Amounts for such Distribution Date minus the sum of the Note
     Distributable Amount as set forth in E. and the Certificate Distributable Amount as set forth in H.)

L    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     NOTE INTEREST DISTRIBUTABLE AMOUNT                                                                               $0.00
                                                                                                            ---------------
M    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT                                                                        $0.00
                                                                                                            ---------------
N    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     NOTE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                              $0.00
                                                                                                            ---------------
O    THE AMOUNT TO BE WITHDRAWN FROM THE RESERVE FUND ON SUCH DISTRIBUTION DATE TO COVER THE
     CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT                                                                       $0.00
                                                                                                            ---------------
P    INTEREST EARNINGS ON THE RESERVE FUND.                                                                      $17,611.62
                                                                                                            ---------------
Q    THE AMOUNT ON DEPOSIT IN THE RESERVE FUND AFTER GIVING EFFECT TO DEPOSITS
     AND WITHDRAWALS THEREFROM ON SUCH DISTRIBUTION DATE                                                      25,835,163.01
                                                                                                            ---------------
R    THE SPECIFIED RESERVE FUND AMOUNT FOR SUCH DISTRIBUTION DATE WILL BE AN
     AMOUNT EQUAL TO THE LESSER OF (i) THE AGGREGATE UNPAID PRINCIPAL BALANCE OF
     THE CLASS A-1 NOTES, THE CLASS A-2 NOTES, THE CLASS A-3 NOTES, THE CLASS
     A-4 NOTES AND THE CLASS B NOTES AND THE CERTIFICATE BALANCE AS OF SUCH
     DISTRIBUTION DATE, AND (ii) THE GREATER OF:

     (a) 4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the
         Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2
         Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

     (b) 1.00% of the Aggregate Principal Balance as of the Cutoff Date.                                     $29,881,157.15
                                                                                                            ---------------

S    THE POOL FACTOR


                            Factor immediately Before             Factor immediately After
                              such Distribution Date               such Distribution Date


            Class A-1 Note     1   1.0000000                         7   0.7378393
                                 -------------                         ------------

            Class A-2 Note     2   1.0000000                         8   1.0000000
                                   ------------                         ------------

            Class A-3 Note     3   1.0000000                         9   1.0000000
                                   ------------                         ------------

            Class A-4 Note     4   1.0000000                        10   1.0000000
                                   ------------                         ------------

            Class B Note       5   1.0000000                        11   1.0000000
                                   ------------                         ------------

            Certificate        6   1.0000000                        12   1.0000000
                                   ------------                         ------------

T    DELINQUENT CONTRACTS

      1 31-60 Days                                                                                    1,254  $15,456,897.92
                                                                                                     ------------------------------

      2 61-90 Days                                                                                      300  $ 3,799,606.83
                                                                                                     ------------------------------
      3 91 or More Days                                                                                  16  $   241,869.39
                                                                                                     ------------------------------
            Total Delinquent Receivables                                                              1,570  $19,498,374.14
            60+ Days Delinquencies as Percentage of Receivables                                                        0.57%

            Delinquency Ratio for Second Preceding Collection Period                                                     n/a
            Delinquency Ratio for Preceding Collection Period                                                            n/a
            Delinquency Ratio for Current Collection Period                                                            0.57%
            Average Delinquency Ratio                           (Reserve Fund Trigger Event >=2.0%)                      n/a

U    DEFAULTED CONTRACTS

      1 Total Defaulted Contracts                                                                         2       $4,851.56
                                                                                                     ------------------------------
      2 Identity (attach)

      3 Liquidation proceeds for the Due Period                                                                     $351.26
                                                                                                     ------------------------------
      4 Liquidation expenses for the Due Period                                                                     $178.00

      5 Net Liquidation Proceeds for the Due Period                                                                 $173.26
                                                                                                     ------------------------------
      6 Net Liquidation Losses for the Due Period                                                                 $4,678.30
                                                                                                     ------------------------------
            Pool Balance at Beginning of Collection Period                                                  $752,896,591.56
            Net Loss Ratio                                                                                             0.01%
            Net Loss Ratio for Second Preceding Collection Period                                                        n/a
            Net Loss Ratio for Preceding Collection Period                                                               n/a
            Net Loss Ratio for Current Collection Period                                                               0.01%
            Average Net Loss Ratio                              (Reserve Fund Trigger Event >=2.5%)                      n/a


                                  Page 8 of 11


V    ADVANCES

      1 Unreimbursed Advances prior to such Distribution Date                                                         $0.00
                                                                                                           -----------------

      2 Amount paid to Servicer on such Distribution Date to reimburse Servicer for such unreimbursed                 $0.00
        Advances                                                                                           -----------------

      3 Amount of Delinquent Interest for the related Due Period                                                $334,987.59
                                                                                                           -----------------

      4 Amount of new Advances on such Distribution Date (if such amount is less than the amount of             $334,987.59
        Delinquent Interest, attach the certificate required by Section 7.02 of the Sale and               -----------------
        Servicing Agreement)

      5 Total of unreimbursed Advances after new Advances on such Distribution Date                             $334,987.59
                                                                                                           -----------------

W    REPURCHASED CONTRACTS

      1 Number of Contracts to be repurchased pursuant to Section 7.07 of the Sale and Servicing                          0
        Agreement                                                                                          -----------------

      2 Principal Amount of such Contracts                                                                            $0.00
                                                                                                           -----------------

      3 Related Repurchase Price of such Contracts                                                                    $0.00
                                                                                                           -----------------

X    CONTRACTS

      1 Number of Contracts as of beginning of Due Period                                                            60,541
                                                                                                           -----------------

      2 Principal Balance of Contracts as of beginning of Due Period                                        $752,896,591.56
                                                                                                           -----------------

      3 The weighted average Contract Rate of the Contracts as of the beginning of the                                11.59%
        Due Period                                                                                         -----------------

      4 The weighted average remaining term to maturity of the Contracts as of the beginning of the                   47.36
        Due Period                                                                                         -----------------

      5 Number of Contracts as of end of Due Period                                                                  58,702
                                                                                                           -----------------

      6 Principal Balance of Contracts as of end of Due Period                                              $703,086,050.64
                                                                                                           -----------------

      7 The weighted average Contract Rate of the Contracts as of the end of the Due Period                           11.61%
                                                                                                           -----------------

      8 The weighted average remaining term to maturity of the Contracts as of the end of the Due                     45.75
        Period                                                                                             -----------------


                                NET LOSS ADDENDUM
                       SECTION "U" OF SERVICER CERTIFICATE


Due to an error in the original reporting of Defaulted Contracts on the Servicer Certificate initially filed, we are reporting revised number for the amount of Defaulted Contracts and the Net Loss Ratios.


FOR THE PERIOD ENDING 8/31/00                           ORIGINALLY           REVISED
SERVICING REPORT DATED 9/15/00                           REPORTED              8K-A
                                                      ---------------    -----------------
Net Loss Ratio for Current Month                          0.14%               0.01%
Net Loss Ratio for Previous Month                         0.00%                N/A
Net Loss Ratio for 2nd Previous Month                     0.00%                N/A
Net Loss Ratio Three Month Average                        0.05%                N/A

                                ADVANCE ADDENDUM
                       SECTION "V" OF SERVICER CERTIFICATE


The following table shows the amounts the servicer deposited into the Collection Account on account of Advances of Delinquent Interest, the amount of Delinquent Interest that the servicer was obligated to advance, the amount that was required to be paid to the servicer related to unreimbursed Advances and the net amount due to or payable by the servicer on account of Advances.


                                 ORIGINAL ADVANCED        DELINQUENT            UNREIMBURSED          ACTUAL AMOUNT DUE
                                                           INTEREST               ADVANCES
September 8, 2000                      $334,987.59          $185,166.89           0.00                   $185,166.89
-----------------------------    ------------------    -----------------    ---------------------    ---------------------
Total                                  $334,987.59          $185,166.89           0.00                   $185,166.89


On March 6, 2001 the Servicer will be reimbursed for prior advances in excess of the amount required.